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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: March 28, 2003



                                    QLT Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                      N/A
------------------------       ------------------------      -------------------
    (Jurisdiction of           (Commission File Number)        (IRS Employer
      Incorporation)                                         Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
            --------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 5.     OTHER EVENTS

            On March 28, 2003, QLT filed its Annual Report on Form 10-K with the Securities and Exchange Commission. In that Form 10-K QLT reported in U.S. dollars and U.S. generally accepted accounting principles (U.S. GAAP). Also on March 28, 2003, QLT filed with the Canadian provincial securities commissions an Annual Report for Canadian Regulatory Purposes prepared in accordance with Canadian generally accepted accounting principles (Canadian GAAP). QLT has prepared and files herewith a condensed financial statement data reconciliation as between U.S. GAAP and Canadian GAAP for comparative purposes.


ITEM 7.  EXHIBITS

Exhibit
Number      Description
-------     ------------
99.1        Condensed Consolidated Financial Statement Data Reconciliation and
            Notes thereto.

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[QLT LETTERHEAD]


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.



                                                            QLT Inc.
                                                 -------------------------------
                                                          (Registrant)


Date        March 28, 2003                       /s/ Paul J. Hastings
     -------------------------                   -------------------------------
                                                           (Signature)
                                                 President and Chief Executive
                                                 Officer